Exhibit 10.36

                      SALES CONTRACT OF INDUSTRIAL PRODUCTS
                                                                   NO.:
                                                               SIGNED AT: Tai'an
                                                             DATE: June 19, 2005

This  contract  is  made  and  entered  into  by  and  between   Shandong  Haize
Nanomaterials Co., Ltd (hereinafter referred to as the Seller) and Dalian Jinyuan Building Materials & Plastics Co., Ltd (hereinafter referred to as the Buyer); whereby the Seller agree to sell and the Buyer agree to buy the commodity mentioned in this contract subject to the terms and conditions stipulated below:

Article 1: Object, Quantity, Price and Date of Delivery

NAME OF COMMODITY: Nanometre Calcium Carbonate

Trademark: Sheng Ke

Specification: 601

Manufacturer: Shandong Haize Nanomaterials

UNIT: ton

QUANTITY: 2,400

UNIT PRICE: RMB 3,770 yuan

TOTAL AMOUNT: RMB 9,048,000.00 (nine million, forty eight thousand) yuan

DATE OF DELIVERY: From June 2005 to June 2006, 200 tons each month

Article 2: QUALITY STANDARD

Be subject to the Q/VLT 2000 Enterprise Standard.

Article 3: PACKING STANDARD AND THE PROVISION AND RECOVERY OF PACKINGS: Outer packed with brown paper bag and inner packed with plastic bag.



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Article  4:  STANDARD  FOR  REASONABLE  WEAR AND TEAR AND  COMPUTING  MODE:  The
quantity shall be based on the quantity accepted and put in the storage by the Buyer.

Article 5: MEANS AND PLACE OF DELIVERY: The Buyer's warehouse.

Article 6: MODE OF TRANSPORAT AND DESTINATION AND COST ALLOCATION: By road; the Seller shall pay the cost.

Article 7: STANDARD, METHOD, and PLACE AND TIME LIMIT OF INSPECTION: The inspection will be done in accordance with agreed standards, and if there is any objection, it will be made clear to the other party within 15 days.

Article 8: METHOD, TIME AND PLACE OF PAYMENT: By bank draft

Article 9: TERMINATION OF THIS CONTRACT: In case of being unable to perform this Contract under special circumstances.

Article 10: METHOD OF SETTLING THE DISPUTE OVER THE CONTRACT:

IN THE PERFORMING OF THIS CONTRACT, IF ANY DISPUTE ARISES, THE TWO PARTIES SHALL SETTLE IT THROUGH FRIENDLY DISCUSSIONS; THE DISPUTE CAN ALSO BE MEDIATED BY THE LOCAL INDUSTRIAL AND COMMERICAL ADMINISTRATION; IF NO SETTLEMENT COMES FROM THE DISCUSSIONS OR MEDIATATIONS, THE DISPUTE SHALL BE SETTLED BY LAWSUITS THROUGH THE PEOPLE'S COURT.

Article 11: THIS CONTRACT SHALL BECOME EFFECTIVE after having been officially signed by the two parities.

Article 12: MISCELLANEOUS: The contract period is one full year, starting from June 19, 2005 and ending on June 19, 2006.


THE SELLER:                                  THE BUYER:
Shandong Haize Nanomaterials Co., Ltd        Dalian Jinyuan Building Materials &
Ltd                                          Plastics Co.,

/s/ Ma Zhaowei                                /s/ Wang Tao
-------------------------------------        -----------------------------------
AUTHORISED SIGNATURE                         AUTHORISED SIGNATURE